Tax (Tables)	6 Months Ended
Jun. 30, 2013
Reconciliation of taxes computed at the Swiss statutory rate
Reconciliation of taxes computed at the Swiss statutory rate

in	2Q13
Reconciliation of taxes computed at the Swiss statutory rate (CHF million)
Income tax expense computed at the statutory tax rate of 22%	361
Increase/(decrease) in income taxes resulting from
Foreign tax rate differential	96
Other non-deductible expenses	86
Changes in deferred tax valuation allowance	(99)
Lower taxed income	(30)
Income taxable to noncontrolling interests	(43)
Other	104
Income tax expense	475

Effective tax rate	Effective tax rate
in	2Q13	1Q13	2Q12	6M13	6M12
Effective tax rate (%)
Effective tax rate	29.0	27.0	27.5	27.9	22.2

Net deferred tax assets
Net deferred tax assets

end of	2Q13	1Q13
Net deferred tax assets (CHF million)
Deferred tax assets	6,599	6,968
of which net operating losses	1,857	1,915
of which deductible temporary differences	4,742	5,053
Deferred tax liabilities	(165)	(160)
Net deferred tax assets	6,434	6,808